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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): January 25, 2002


                           GENEVA STEEL HOLDINGS CORP
               (Exact Name of Registrant as Specified in Charter)



        DELAWARE                     0-31020                      87-0065504
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(State or Other Jurisdiction       (Commission                 (IRS Employer
    of Incorporation)              File Number)              Identification No.)

  10 SOUTH GENEVA ROAD, VINEYARD, UT                             84058
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:               (801) 227-9000


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

        On January 25, 2002, Geneva Steel LLC ("Geneva"), a wholly-owned subsidiary of Geneva Steel Holdings Corp (the "Company"), filed a voluntary petition under chapter 11 of title 11, United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Utah (Case No. 02-21455). The Company and its subsidiaries remains in possession of its assets and properties, and continues to conduct its business and manage its properties as debtor-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

        The Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein, announcing the chapter 11 filing.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits.

        The Exhibits listed on the Exhibit Index of this Form 8-K is filed herewith.


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                                   SIGNATURES

        Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             GENEVA STEEL HOLDINGS CORP
                                             (Registrant)

Date: February 4, 2002                       By:   /s/ Stephen M. Bunker
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                                                      Stephen M. Bunker
                                                      Vice President of Finance



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                                  EXHIBIT INDEX

99.1      Press release issued by the Company on January 25, 2001.



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